UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2009 (April 28, 2009)
Date of Report (Date of earliest event reported)

STEELCLOUD, INC.
(Exact name of registrant as specified in its charter)

Virginia	0-24015	54-1890464
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

14040 Park Center Road
Herndon, Virginia 20171
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (703) 674-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits filed herewith) that are not purely historical facts, including statements regarding SteelCloud, Inc.’s (“SteelCloud”) beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, SteelCloud’s ability to obtain financing in the short term; general business conditions and the amount of growth in the computer industry and the general economy; competitive factors; ability to attract and retain key sales and management personnel; the price of SteelCloud’s stock; and the risk factors set forth from time to time in the reports SteelCloud files with the Securities and Exchange Commission, including SteelCloud’s Quarterly Report on Form 10-Q for the period ended January 31, 2009.  SteelCloud undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 8.01 Other Events.

On April 28, 2009, SteelCloud received notice from Nasdaq indicating that Nasdaq has granted SteelCloud an extension of time to regain compliance with Listing Rule 5550(b) (the “Rule”).  The Rule requires a Nasdaq listed company to maintain a minimum of (a) $2,500,000 stockholders’ equity, or (b) $35,000,000 market value of listed securities, or (c) $500,000 net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.  As previously disclosed by SteelCloud in a Current Report on Form 8-K which was filed with the Securities and Exchange Commission on March 27, 2009, SteelCloud received notice from Nasdaq relating to the delisting of SteelCloud’s securities as a result of SteelCloud’s noncompliance with the Rule.

The terms of the extension include: (a) on or before July 6, 2009, SteelCloud must complete an equity transaction or a merger/and or acquisition, and (b) SteelCloud must make appropriate disclosures to the SEC and Nasdaq on a Form 8-K.  In the event SteelCloud does not satisfy the terms of the extension, Nasdaq will provide written notification that SteelCloud’s securities will be delisted.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

STEELCLOUD, INC.

By:	/s/ Brian H. Hajost
Brian H. Hajost, Chief Executive Officer

May 1, 2009